Trade and other receivables	12 Months Ended
Jun. 30, 2019
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Trade and other receivables

Working capital

8    Trade and other receivables

	2019	2018
	US$M	US$M
Trade receivables	2,403	1,857
Loans to equity accounted investments	33	13
Other receivables	1,339	1,406

Total	3,775	3,276

Comprising:
Current	3,462	3,096
Non-current	313	180

Recognition and measurement

Trade receivables are recognised initially at fair value and subsequently at amortised cost using the effective interest method, less an allowance for impairment, except for provisionally priced receivables which are subsequently measured at fair value through the income statement under IFRS 9.

The collectability of trade receivables is assessed continuously. At the reporting date, specific allowances are made for any expected credit losses based on a review of all outstanding amounts at reporting period-end. Individual receivables are written off when management deems them unrecoverable. The net carrying amount of trade and other receivables approximates their fair values. For further information on the changes under IFRS 9 refer to note 38 ‘New and amended accounting standards and interpretations’.

Credit risk

Trade receivables generally have terms of less than 30 days. The Group has no material concentration of credit risk with any single counterparty and is not dominantly exposed to any individual industry.

Credit risk can arise from the non-performance by counterparties of their contractual financial obligations towards the Group. To manage credit risk, the Group maintains Group-wide procedures covering the application for credit approvals, granting and renewal of counterparty limits, proactive monitoring of exposures against these limits and requirements triggering secured payment terms. As part of these processes, the credit exposures with all counterparties are regularly monitored and assessed on a timely basis. The credit quality of the Group’s customers is reviewed and the solvency of each debtor and their ability to pay on the receivable is considered in assessing receivables for impairment.

The 10 largest customers represented 34% (2018: 33%) of total credit risk exposures managed by the Group.

Receivables are deemed to be past due or impaired in accordance with the Group’s terms and conditions. These terms and conditions are determined on a case-by-case basis with reference to the customer’s credit quality, payment performance and prevailing market conditions. As at 30 June 2019, trade receivables of US$14 million (2018: US$32 million) were past due but not impaired. The majority of these receivables were less than 30 days overdue.

At 30 June 2019, trade receivables are stated net of provisions for expected credit losses of US$3 million (2018: US$1 million). As at the reporting date, there are no indications that the debtors will not meet their payment obligations.